SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 31, 2005
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                              Alliance Towers, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Florida                     000-29689                  65-0986953
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

            5401 S. Dale Mabry, Tampa, Florida                      33611
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         (Address of principal executive offices)                 (Zip code)

                                 (813) 805-9575
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04   TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
            OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

      On April 1, 2005, Alliance Towers, Inc., a Florida corporation (the "Company") received a demand letter and notice of default (the "Demand Letter") from E.M. Enterprises General Contractors, Inc. ("EMEGC") with respect to a Promissory Note, dated December 30, 2004 in the principal amount of $1,696,866.47 (the "Note"). The Demand Letter states that interest on the Note is due quarterly and the entire principal amount of the Note is due and payable upon demand, but not before April 1, 2005. EMEGC states that interest from January 1, 2005 through March 31, 2005 was due and payable on March 31, 2005 and as such interest remains unpaid the Note is now in default. In addition, EMEGC demands immediate payment of the entire principal amount of the Note and all interest on the Note.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS

99.1   Demand Letter and Notice of Default,
       dated April 1, 2005                                    Provided herewith


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIANCE TOWERS, INC.

Date:    April 8, 2005                   By:  /s/ Robert Sandburg
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                                         Name:    Robert Sandburg
                                         Its:     Chief Executive Officer